Stein Roe Mutual Funds

Annual Report
June 30, 1997

      Stein Roe Institutional High Yield Fund

An Interview with Steve Lockman, Portfolio Manager of Stein Roe Institutional Client High Yield Fund

Stephen F. Lockman, was promoted to portfolio manager of Institutional Client High Yield Fund and SR&F High Yield Portfolio on March 3, 1997. He previously served as associate portfolio manager for both Fund and Portfolio.

Fund Data
Investment Objective:
Seeks high current income and capital appreciation by investing principally in high yield, high-risk, medium- and lower-quality debt securities.
Fund Inception:
February 14, 1997
Total Net Assets:
$25.7 million


Q: How has the Fund performed since its launch on February 14, 1997?
A: Institutional Client High Yield Fund's total return from inception through June 30, 1997, was 5.48 percent. As of June 30, 1997, the Fund's 30-day standardized yield was 8.65 percent.

Q: Since the inception of the Fund, the high yield market has displayed considerable fundamental strength. What are some of the factors contributing to this?
A: A healthy economy, lower interest rates, narrower spreads, very liquid capital markets and extremely strong investor demand all contributed to strong fundamentals for high yield debt. An additional support for the strength of the high yield market has been the very low default rate in these issues that we've seen over the last two years.

Q: There has been a tremendous issuance of high yield debt over the last six months. How did this influence your investment strategy?
A: After our initial startup, our purchase strategy was influenced by the new issue calendar. We saw new issues as a much more efficient means of putting new money coming into the Fund to work. We maintained our cash position at a level that would help us benefit from the strength of the market, yet allow us to participate in new issue opportunities. The market easily absorbed the new issue supply except for two brief periods. The first was in mid-spring when the Federal Reserve tightened interest rates and the stock market sold off. The second came at the end of the Fund's fiscal year, when the supply of new issues temporarily exceeded demand.

Q: Why is there so much new issuance in the high yield bond market?
A: First, there's been tremendous growth in the demand for high yield bonds, as yields offered by Treasuries and investment-grade corporate bonds remain at historically low levels. The search for yield has led many investors to the high yield market. For example, both retail and institutional investors who normally invest in the investment-grade market have crossed over and increased their allocations of high yield bonds. We think they are doing this to try to satisfy their yield requirements, while at the same time to provide somewhat of a hedge to the stock market--which has been on such a tremendous run.

Another factor leading to heavy new issuance is the continuation of strong flows into high yield mutual funds. According to the Investment Company Institute, over the last 12 months more than $15 billion has flowed into these funds.

Third, there has been enormous growth in the collateralized bond obligation
(CBO) market. These are pools of bonds that are divided into short-, medium- and long-term sections called tranches, each paying a different yield. We think CBOs are growing in popularity because they provide a flexible alternative to owning the bonds directly. The growing popularity of CBOs has created demand for the underlying high yield bonds.

Q: And all this demand leads issuers to bring more high yield debt to market?
A: Exactly--especially in 1997. According to First Boston, close to $60 billion of new issues has come to market in the first six months of 1997. That's about 75 percent of the total issuance in 1996. The size of the high yield market is approaching $400 billion. It was $352 billion in 1996, $300 billion in 1995 and $275 billion in 1994.

In addition, a number of new issues are being used to call or tender for existing bonds. As interest rates have moved lower, issuers have taken advantage of the lower cost of funding and called or bought back older, higher-cost bonds, and those having more restrictive covenants such as bank debt.

Q: How do you address the credit risk associated with high yield bonds?
A: We take an equity-like approach to managing credit risk. To help ensure that our investments are sound, our investment process incorporates intensive credit research and estimates of a company's future earnings potential. We constantly monitor stock and bond prices, as well as earnings reports and news items about our holdings. We believe this approach helps us identify not only those issues with good upside potential, but also those that may be greater credit risks. In fact, several of the issues we passed on ran into trouble in the first quarter of 1997. Because of the quality of our research we did not invest in them.

Q: What is your outlook for the Fund?
A: We're somewhat cautious because of the large number of new issues scheduled to be offered in the near term--we believe the market may experience some indigestion because of the amount of supply. We hope to take advantage of any spread widening.

In addition to the heavy supply, we saw the size and credit quality of many of the individual issues decline in the last few weeks of the year. As a result, we are taking a much more selective approach to the new issue market. Many of the companies bringing the smaller issues--in the $100 million range--are not public, so information about them is not as readily available. We believe these are important factors to take into consideration before investing because they could lead to liquidity problems in the future.


Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or a loss when you sell shares. Portfolio holdings as of June 30, 1997; portfolio data subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The Adviser currently limits expenses to .50 of 1 percent of average net assets, subject to 30 days' notice to the Fund. Absent this limit, the Fund's 30-day standardized yield at June 30, 1997, would have been 6.56 percent and total return would have been less.

Investing in high yield bonds involves greater credit and other risks not associated with investing in higher-quality securities.

SR&F High Yield Portfolio
Investments as of June 30, 1997
Dollar Amounts In Thousands)
                                                 Principal     Market
                                                  Amount        Value
                                                ---------      -------
Long-Term Obligations  (94.4%)

Aerospace & Transportation Equipment (3.9%)
*Derlan Manufacturing 10.000% 1/15/07             $ 250          $253
*L-3 Communications Corp. 10.375% 5/01/07           500           530
*WR Carpenter North America  10.625%  6/15/07       750           750
                                                                -----
                                                                1,533
Automotive (2.6%)
*Oxford Automotive  10.125%  6/15/07                500           503
Penda Corporation Series B 10.750% 3/01/04          500           501
                                                                -----
                                                                1,004
Building & Construction (1.9%)
Standard Pacific Corp. 8.500% 6/15/07               500           496
*William Scotsman Inc. 9.875% 6/01/07               250           249
                                                                -----
                                                                  745
Business Services (4.3%)
Iron Mountain Inc. 10.125% 10/01/06                 500           530
Lamar Advertising Co. 9.625% 12/01/06               200           205
*Outdoor Systems, Inc. 8.875%  6/15/07              750           731
*Safelite Glass Corp. 9.875% 12/15/06               200           212
                                                                -----
                                                                1,678
Cable/Media (7.2%)
*Capstar  Broadcasting 9.250% 7/01/07               750           728
Frontiervision 11.000% 10/15/06                     250           260
*Jacor Communications, Inc.  8.750%  6/15/07        500           492
*Radio One Inc. 7.000% 5/15/04                      500           449
Rogers Communications, Inc. (Yankee Issue)
   9.125% 1/15/06                                   200           202
SFX Broadcasting Series B 10.750% 5/15/06           150           163
*TV Azteca 10.500% 2/15/07                          250           256
Young Broadcasting Corp. 10.125% 2/15/05            250           263
                                                                -----
                                                                2,813
Communications (5.4%)
Dobson Communications Corp. 11.750% 4/15/07         250           240
*GlobalStar Telecommunications Ltd 11.250% 6/15/04  500           469
*ITC Deltacom Inc. 11.000% 6/01/07                  500           505
Pricecellular Wire 10.750% 11/01/04                 150           155
*Viasystems Inc.  9.750%  6/01/07                   750           761
                                                                -----
                                                                2,130
Consumer Products (2.9%)
*Coleman Escrow Corp. Zero Coupon  5/15/01
    First Priority (Effective Yield 11.125%)        250           158
    Second Priority (Effective Yield 12.875%)       750           435
Renaissance Cosmetics 11.750% 2/15/04               500           526
                                                                -----
                                                                1,119
See accompanying notes to financial statements.

SR&F High Yield Portfolio CONTINUED
                                                 Principal     Market
                                                  Amount        Value
                                                ---------      -------
Containers (3.9%)
*Consumers International 10.250% 4/01/05           $500          $537
*Silgan Corp. 9.000%  6/01/09                       750           754
*Vicap S.A. 10.250% 5/15/02                         250           257
                                                                -----
                                                                1,548
Energy - Services (7.6%)
Dawson Production Services 9.375% 2/01/07           250           254
Forcenergy Inc. Series B  8.500% 2/15/07            500           487
*ICO Inc. 10.375%  6/01/07                          500           515
*Transamerican Energy  11.500%  6/15/02             750           731
Triton Energy Ltd. 8.750% 4/15/02                   500           518
*United Refining Co. 10.750%  6/15/07               500           495
                                                                -----
                                                                3,000
Financial & Financial Services (2.6%)
*Navistar Financial Corp. 9.000% 6/01/02            500           512
Penncorp Financial Group 9.250% 12/15/03            500           525
                                                                 ----
                                                                1,037
Food & Beverages (5.2%)
*Archibald Candy Corp. 10.250% 7/01/04              500           509
*DGS International Finance Co. 10.000% 6/01/07      500           515
*Pepsi-Gemex S.A. 9.750% 3/30/04                    500           514
*Windy Hill Pet Food Co. 9.750% 5/15/07             500           500
                                                                -----
                                                                2,038
Foreign Sovereign Regional Bonds (2.6%)
*City of Moscow 9.500% 5/31/00                      500           505
*Guangdong Enterprises (Yankee
    Issue) 8.875% 5/22/07                           500           514
                                                                -----
                                                                1,019
Health Services & Equipment (3.9%)
Dynacare Inc. 10.750% 1/15/06                       500           520
*Leiner Health  9.625%  7/01/07                     500           509
Loewen Group International Inc. Series 4
    8.250% 10/15/03                                 500           516
                                                                -----
                                                                1,545
Hospitals & Nursing Home Care (3.0%)
*Integrated Health Services 9.500% 9/15/07          400           410
Tenet Healthcare Corp. 8.625% 1/15/07               750           761
                                                                -----
                                                                1,171
Hotels & Entertainment (5.1%)
Boyd Gaming Corp. 9.250% 10/01/03                   500           498
Lady Luck Gaming 11.875% 3/01/01                    500           507
Premier Parks Inc. 9.750% 1/15/07                   250           260
Prime Hospitality Series B  9.750% 4/01/07          500           525
Station Casinos Inc. 10.125% 3/15/06                200           202
                                                                -----
                                                                1,992

See accompanying notes to financial statements.

SR&F High Yield Portfolio CONTINUED
                                                 Principal     Market
                                                  Amount        Value
                                                ---------      -------
Machinery & Fabricated Metal Products (8.4%)
*BMAY Corp. 10.250% 4/15/07                        $350          $376
*Federal-Mogul Co. 8.800% 4/15/07                   350           366
*Hayes Wheels International, Inc. 9.125%  7/15/07   500           500
*IMPSA 9.500% 5/31/02                               500           500
Titan Wheel International Inc. 8.750% 4/01/07       500           512
*Wells Aluminum 10.125% 6/01/05                     500           516
US Can Corp. 10.125% 10/15/06                       500           533
                                                                3,303
                                                                -----
Miscellaneous Services (1.3%)
*Dyncorp Inc. 9.500% 3/01/07                        500           508

Paper (2.0%)
APP International Finance Company (Yankee Issue)
    10.250% 10/01/00                                150           154
*Indah Kiat Finance  10.000%  7/01/07               500           497
Specialty Paperboard Inc. 9.375% 10/15/06           150           152
                                                                -----
                                                                  803
Restaurants (0.6%)
*AFC Enterprises 10.250% 5/15/07                    250           250

Retail (4.1%)
Cole National Group 9.875% 12/31/06                 200           210
*Quality Food Centers 8.700% 3/15/07                500           504
*Ralphs Grocery  Co. 11.000% 6/15/05                350           380
*Specialty Retailers  8.500%  7/15/05               500           502
                                                                -----
                                                                1,596
Rubber, Plastic & Related Materials (3.0%)
*Key Plastics Inc. 10.250% 3/15/07                  500           529
Plastic Containers Inc. Series B 10.000% 12/15/06   350           363
*Tekni-Plex Inc. 11.250% 4/01/07                    250           270
                                                                -----
                                                                1,162
Sanitary Services (1.4%)
*Allied Waste Industries Inc. Zero Coupon
    (Effective Yield 11.300%) (steps up to
    11.300% coupon rate at 6/01/02) 6/01/07         900           565

Telephone (2.6%)
*Brooks Fiber Properties 10.000% 6/01/07            750           758
*Comtel Brasileira Ltd. (Yankee Issue)
    10.750% 9/26/04                                 250           269
                                                                -----
                                                                1,027
Textile & Apparel (3.2%)
*Anvil Knitwear Inc. 10.875% 3/15/07                500           507
*Hedstrom Corp.  10.000%  6/01/07                   250           254
*Tultex Corp. 9.625% 4/15/07                        250           266
William Carter 10.375% 12/01/06                     200           210
                                                                -----
                                                                1,237
See accompanying notes to financial statements.

SR&F High Yield Portfolio CONTINUED
                                                 Principal     Market
                                                  Amount        Value
                                                ---------      -------
Transportation & Transportation Equipment (2.6%)
*Coach USA Inc.  9.375%  7/1/07                    $500          $495
*Greyhound Lines 11.50% 4/15/07                     500           533
                                                                -----
                                                                1,028
Utilities (3.1%)
California Energy Company Inc. 9.500% 9/15/06       500           535
*Energy Corp. of America 9.500% 5/15/07             500           493
Midland Funding II Series B 13.250% 7/23/06         150           183
                                                                -----
                                                                1,211
                                                                -----
Total Long-Term Obligations
(Cost basis $36,513)                                           37,062

Short-Term Obligation (3.1%)
Commercial Paper
Associates Corp. of North America 6.200% 7/01/97  1,220         1,220
(Amortized cost $1,220)                                         -----

Total Investments (97.5%)
(Cost basis $37,733)                                           38,282
Other Assets, Less Liabilities (2.5%)                             991
                                                                -----
Total Net Assets (100%)                                       $39,273
                                                               ======

*Represents private placement securities issued under Rule 144A, which are exempt from the registration requirements of the Securities Act of 1933. These securities generally are issued to qualified institutional buyers, such as the Portfolio, and any resale must be in an exempt transaction, normally to other qualified institutional investors. At June 30, 1997, the aggregate value of the Portfolio's private placement securities was $25,096 (aggregate cost of $25,114), which represented 63.9 percent of net assets.

See accompanying notes to financial statements.

Stein Roe Institutional High Yield Fund
June 30, 1997
Balance Sheet
(Amounts in thousands, except per-share amount)


Assets
  Investment in SR&F High Yield Portfolio, at value $   107
  Unamortized organization costs                         30
  Receivable from investment adviser                     26
  Cash and other assets                                  20
                                                     ------
          Total Assets                              $   183
                                                    =======

Liabilities
  Payable to the investment adviser for
     organization costs incurred                    $    55
  Payable to investment adviser and transfer agent
     for services provided                                2
  Accrued expenses payable                               19
                                                    -------
          Total Liabilities                              76
                                                    -------
Capital
  Paid in capital                                       104
  Accumulated net realized gains                          1
  Net unrealized appreciation of investment               2
                                                    -------
          Total Capital (Net Assets)                    107
                                                    -------
          Total Liabilities and Capital             $   183
                                                    =======
Shares Outstanding (Unlimited number authorized)         10
                                                    -------
Net Asset Value (Capital) Per Share                 $ 10.27
                                                    =======

See accompanying notes to financial statements.

Stein Roe Institutional High Yield Fund
Statement of Operations
Period Ended June 30, 1997 (a)
(Amounts in thousands)


Investment Income
Investment income allocated from SR&F High Yield Portfolio  $   4
                                                             ----
Expenses
Trustees fees                                                  28
Amortization of organization expense                           25
Accounting fees                                                12
Legal and audit fees                                           11
Printing and postage                                            7
Other                                                           3
                                                             ----
                                                               86
Reimbursement of expenses by investment adviser               (86)
                                                             ----
Total Net Expenses                                              -
                                                             ----
Net Investment Income                                           4
                                                             ----
Realized and Unrealized Gains on Investment
Net realized gains on investments allocated from SR&F
  High Yield Portfolio                                          1
Net change in unrealized appreciation
   allocated from SR&F High Yield Portfolio                     2
                                                             ----
Net Gains on investment                                         3
                                                             ----
Net Increase in Net Assets Resulting from Operations        $   7
                                                             ====

(a) From commencement of operations on January 3, 1997.

See accompanying notes to financial statements.

Stein Roe Institutional High Yield Fund
Statement of Changes in Net Assets
Period Ended June 30, 1997 (a)
(Amounts in thousands)

Operations
Net investment income                                   $   4
Net realized gains on investments allocated from
  SR&F High Yield Portfolio                                 1
Net change in unrealized appreciation
  allocated from SR&F High Yield Portfolio                  2
                                                        -----
  Net Increase in Net Assets Resulting from Operations      7
                                                        -----

Distributions to Shareholders
Dividends from net investment income                       (4)
                                                        -----
Share Transactions
Subscriptions to fund shares                              100
Investment income dividends reinvested                      4
                                                        -----
  Net Increase from Share Transactions                    104
                                                        -----
  Net Increase in Net Assets                              107

Total Net Assets
Beginning of Period                                         -
                                                       ------
End of Period                                          $  107
                                                       ======

Analyses of Changes in Shares of Beneficial Interest
Subscriptions to fund shares                               10
Investment income dividends reinvested                      -
                                                       ------
Net increase in fund shares                                10
Shares outstanding beginning of period                      -
Shares outstanding end of period                           10
                                                        =====

(a) From commencement of operations on January 3, 1997.

See accompanying notes to financial statements.

SR&F High Yield Portfolio
June 30, 1997
Balance Sheet
(All Amounts in Thousands)

Assets
Investments, at market value                    $38,282
Receivable for investments sold                   1,468
Accrued interest receivable                         550
Other assets                                          9
                                               --------
   Total Assets                                  40,309

Liabilities
Payable for investments purchased                  $997
Payable to investment adviser                        28
Other liabilities                                    11
                                                -------
   Total Liabilities                              1,036
                                                -------
Net Assets applicable to investors'
  beneficial interests                          $39,273
                                                 ======

See accompanying notes to financial statements.

SR&F High Yield Portfolio
For the Period Ended
June 30, 1997(a)
Statement of Operations
(All Amounts in Thousands)

Investment Income
Interest income                             $969
                                            ----
Expenses
Management fees                               53
Accounting fees                               17
Audit and legal fees                          17
Trustees' fees                                 4
Custodian fees                                 3
Other                                          1
                                           -----
   Total Expenses                             95
                                           -----

   Net Investment Income                     874
                                           -----

Realized and Unrealized Gains on Investments
Net realized gains on investments            336
Net change in unrealized appreciation
  on investments                             549
                                           -----
  Net gains on Investments                   885
                                           -----
Net Increase in Net Assets Resulting
    from Operations                       $1,759
                                           =====

(a) From the commencement of operations on November 1, 1996.

See accompanying notes to financial statements.

SR&F High Yield Portfolio
Statement of Changes in Net Assets
For the Period Ended
June 30, 1997(a)
(All Amounts in Thousands)

Operations
Net investment income                  $   874
Net realized gains on investments          336
Net change in unrealized appreciation
    of investments                         549
                                       -------
                                         1,759
                                       -------
Transactions in investors' beneficial
  interests
Contributions                           38,807
Withdrawals                             (1,293)
                                       -------
   Net Increase from transactions in
     investors' beneficial interest     37,514
                                       -------
   Net Increase in Net Assets           39,273

Total Net Assets
Beginning of Period                          -
                                       -------
End of Period                          $39,273
                                       =======

(a) From the commencement of operations on November 1, 1996.

See accompanying notes to financial statements.

Note 1. Organization of the SR&F High Yield Portfolio
The SR&F High Yield Portfolio (the "Portfolio") is a separate series of the SR&F Base Trust, a Massachusetts common trust organized under an Agreement and Declaration of Trust dated August 23, 1993. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio. The Portfolio commenced operations on November 1, 1996.
     The Portfolio allocates net asset value, income and expenses based on respective percentage ownership of each investor on a daily basis. At June 30, 1997, Stein Roe High Yield Fund, Stein Roe Institutional Client High Yield Fund and Stein Roe Institutional High Yield Fund owned 34.3 percent,
65.4 percent and 0.3 percent, respectively.

Note 2. Significant Accounting Policies
The following are the significant accounting policies of Stein Roe Institutional High Yield Fund (the "Fund"), a series of the Stein Roe Institutional Trust, an open-end diversified management investment company organized as a Massachusetts business trust (the "Trust"), and the Portfolio.
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Amortization of Organization Expenses
Organization costs are amortized on a straight-line basis against income over various periods of up to sixty months from the commencement of public offering by the Fund, depending on the nature of the individual cost.

Security Valuations
All securities are valued as of June 30, 1997. Long-term debt securities are valued using market quotations if readily available at the time of valuation. If market quotations are not readily available, they are valued at a fair value using a procedure determined in good faith by the Board of Trustees, which has authorized the use of market valuations provided by a pricing service. Short-term debt securities with remaining maturities of 60 days or less are valued at their amortized cost. Those with remaining maturities of more than 60 days for which market quotations are not readily available are valued by use of a matrix, prepared by the Adviser, based on quotations for comparable securities. Other assets are valued by a method that the Board of Trustees believes represents a fair value.

Futures Contracts
The Portfolio may enter into U.S. Treasury bond futures contracts to either hedge against expected declines of its securities or as a temporary substitute for the purchase of individual bonds. Risks of entering into futures contracts include the possibility that there may be an illiquid market at the time the Portfolio seeks to close out a contract, and changes in the value of the futures contract may not correlate with changes in the value of the securities being hedged.
     Upon entering into a futures contract, the Portfolio deposits cash or securities with its custodian in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Portfolio equal to the daily change in the contract value and are recorded as unrealized gains or losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires. The Portfolio did not enter into any futures contracts during the period ended June 30, 1997.

Federal Income Taxes
No provision is made for federal income taxes, since (a) the Fund elects to be taxed as a "regulated investment company" and makes such distributions to its shareholders as to be relieved of all federal income tax under provisions of current federal tax law and (b) the Portfolio is treated as a partnership for federal income tax purposes and all of its income is allocated to its owners based on respective percentages of ownership.

Distributions to Fund Shareholders
Dividends from net investment income are declared daily and paid monthly. Capital gains distributions, if any, are distributed annually. Distributions in excess of tax basis earnings are reported in the financial statements as a return of capital.

Other Information
Realized gains or losses from sales of securities are determined on the specific identified cost basis.
     Securities purchased on a when-issued basis may be settled a month or more after the transaction date. These securities are subject to market fluctuation during this period. The Portfolio did not have any when-issued or delayed delivery purchase commitments as of June 30, 1997.
     All amounts, except per-share amounts, are shown in thousands.

Note 3. Portfolio Composition
The Fund invests all of its net investable assets in the Portfolio. The Portfolio invests primarily in high yield, high-risk medium- and lower-quality debt securities. See the Portfolio's schedule of investments for information on individual securities.

Note 4. Trustees' Fees and Transactions with Affiliates
The Portfolio pays monthly management fees, computed and accrued daily, to Stein Roe & Farnham Incorporated (the "Adviser"), an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company, for its services as investment adviser and manager.
     The management fee for the Portfolio is .50 of 1 percent of the first $500 million of average daily net assets and .475 of 1 percent thereafter.
     The Fund pays monthly administrative fees to the Adviser. The administrative fee for the Fund is .15 of 1 percent of the first $500 million of average daily net assets and .125 of 1 percent thereafter.
     The administrative agreement of the Fund provides that the Adviser will reimburse the Fund to the extent that its annual expenses, excluding certain expenses, exceed the applicable limits prescribed by any state in which the Fund's shares are offered for sale. Effective May 28,1997, the Adviser has agreed to reimburse the Fund to the extent that expenses exceed .60 of 1 percent of average net assets. The expense limitation expires October 31, 1999, subject to earlier termination by the Adviser on 30 days' notice to the Fund. Prior to May 28, 1997, expenses were limited to .75 of 1 percent of average net assets.
     The transfer agent fees of the Fund are paid to SteinRoe Services, Inc.
(SSI), an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company. SSI has entered into an agreement with Colonial Investors Service Center, Inc. an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company, to act as sub-transfer agent for the Fund.
     The Adviser also provides fund accounting services.
     Certain officers and trustees of the Trust are also officers of the Adviser. Compensation is paid to trustees not affiliated with the Adviser.
No remuneration was paid to any other trustee or officer of the Trust.

Note 5. Short-Term Debt
To facilitate portfolio liquidity, the Fund and Portfolio maintain borrowing arrangements under which they can borrow against portfolio securities. There were no borrowings during the period ended June 30, 1997.

Note 6. Investment Transactions
The aggregate cost of purchases and proceeds from sales (other than short-term obligations) for the SR&F High Yield Portfolio for the period ended June 30, 1997 were $65,058 and $28,880, respectively.

At June 30, 1997, cost of investments for financial reporting purposes and for federal tax purposes were the same. Unrealized appreciation and depreciation on investments of the Portfolio were $698 and $149, respectively.

Stein Roe Institutional High Yield Fund
Financial Highlights

Selected per-share data (for a share outstanding throughout the period), ratios, and supplemental data.

                                              Period
                                               Ended
                                             June 30,
                                             1997 (a)
                                            ---------
Net Asset Value, Beginning of Period        $   10.00
                                            ---------
Income From Investment Operations
   Net investment income                         0.40
   Net realized and unrealized gains on in-
     vestments                                   0.27
                                            ---------
     Total from investment operations            0.67

Distribution from net investment income         (0.40)
                                            ---------
Net Asset Value, End of Period              $   10.27
                                            =========
Ratio of net expenses to average net
  assets (b)                                    0.72%*
Ratio of net investment income to average
  net assets (b)                                8.13%*
Total return (c)                                6.89%**
Net assets, end of period (000s)            $     107

* Annualized
**Not Annualized
(a) From commencement of operations on January 3, 1997.
(b) If the Fund had paid all of its expenses and there had been no reimbursement by the Adviser, this ratio would have been 171.3 percent for the period ended June 30, 1997.
(c) Computed giving effect to Adviser's expense limitation undertaking.

SR&F High Yield Portfolio
Financial Highlights
                                     Period
                                      Ended
                                    June 30,
                                     1997(a)
                                    --------
Ratios to Average Net Assets
Ratio of net investment income to
  average net assets                  8.24%*
Ratio of expenses to average
  net assets                          0.89%*
Portfolio turnover                     168%**

 *Annualized
**Not Annualized

(a) The Portfolio commenced operations on November 1, 1996.

                    REPORT OF INDEPENDENT AUDITORS


To the Board of Trustees of the Stein Roe Institutional Trust and the SR&F Base Trust


We have audited the accompanying balance sheets, including the schedule of investments, of Stein Roe Institutional High Yield Fund and SR&F High Yield Portfolio as of June 30, 1997 and the related statements of operations and changes in net assets, and financial highlights for the period January 3, 1997 to June 30, 1997 for the Stein Roe Institutional High Yield Fund and for the period November 1, 1996 to June 30, 1997 for the SR&F High Yield Portfolio. These financial statements and financial highlights are the responsibility of the Fund's and Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Stein Roe Institutional High Yield Fund and SR&F High Yield Portfolio at June 30, 1997, and the results of their operations, the changes in their net assets, and their financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.


                                 ERNST & YOUNG LLP

Chicago, Illinois
August 11, 1997